SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934 (Amendment No.)

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Carillon Series Trust
(Name of Registrant as Specified in Its Charter)

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Carillon ClariVest Capital Appreciation Fund
  Carillon ClariVest International Stock Fund

Each a Series of

Carillon Series Trust

880 Carillon Parkway
St. Petersburg, FL 33716
800-421-4184

INFORMATION STATEMENT DATED May 22, 2019

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY

The purpose of this Information Statement is to provide you with information about new investment sub-advisory agreements (each, a “New Sub-Advisory Agreement” and, collectively, the “New Sub-Advisory Agreements”) between Carillon Tower Advisers, Inc. (“Carillon Tower” or “Adviser”) and ClariVest Asset Management LLC (“ClariVest”), with respect to Carillon ClariVest Capital Appreciation Fund (“Capital Appreciation Fund”) and Carillon ClariVest International Stock Fund (“International Stock Fund”). The Capital Appreciation Fund and International Stock Fund each are referred to herein as a “Fund” and collectively are referred to herein as the “Funds.”  Each Fund is a series of Carillon Series Trust (the “Trust“).   The New Sub-Advisory Agreements became effective on April 1, 2019, upon a change in control of ClariVest that resulted when Eagle Asset Management, Inc. (“Eagle”), a wholly owned subsidiary of Carillon Tower, increased its ownership interest in ClariVest from 45% to 100%. The change of control resulted in an assignment and the automatic termination of the previous investment sub-advisory agreements between Carillon Tower and ClariVest with respect to each Fund (each, a “Prior Sub-Advisory Agreement” and collectively, the “Prior Sub-Advisory Agreements”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended. You may obtain an additional copy of each Fund’s Prospectus or Statement of Additional Information, or its most recent Annual Report or Semi-Annual Report, free of charge, by writing to P.O. Box 23572, St. Petersburg, FL 33742, by calling 1-800-421-4184, or by visiting www.carillontower.com.

Carillon Tower serves as each Fund’s investment adviser and administrator and ClariVest serves as each Fund’s investment sub-adviser.  Each New Sub-Advisory Agreement is identical to the corresponding Prior Sub-Advisory Agreement, other than with respect to the effective date and term.  The services provided by ClariVest to the Funds and the fee rates paid by Carillon to ClariVest with respect to each Fund under the New Sub-Advisory Agreements have remained unchanged.  Additionally, the individuals who currently provide portfolio management services to the Funds are the same individuals who provided portfolio management services to the Funds prior to the change of control, except that ClariVest’s former Chief Executive Officer and Chief Investment Officer, who previously served on each Fund’s portfolio management team, has assumed the position of Senior Adviser at ClariVest since the change of control and no longer serves as a portfolio manager of the Funds.  ClariVest’s principal business activities were not affected by the change of control.

This Information Statement is being furnished by the Board of Trustees (“Board”) of the Trust in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (“SEC Order”).  Pursuant to the SEC Order, Carillon is permitted, subject to certain conditions, to enter into new or modified investment sub-advisory agreements with existing or new investment sub-advisers that are wholly-owned by Carillon Tower or its parent company, Raymond James Financial, Inc. (“RJF”), or not affiliated with Carillon Tower, without the approval of Fund shareholders, but subject to approval by the Board.  The conditions set forth in the SEC Order require, among other things, that shareholders be notified of the appointment of a new investment sub-adviser within 90 days of the effective date of the investment sub-adviser’ appointment. This Information Statement provides such notice of the appointment of ClariVest to continue serving as each Fund’s investment sub-adviser subsequent to ClariVest’s change of control and the approval of the New Sub-Advisory Agreements.

BACKGROUND

Carillon Tower, located at 880 Carillon Parkway, St. Petersburg, FL 33716, is a Florida corporation which is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  Carillon Tower is a direct, wholly-owned subsidiary of RJF, a Florida corporation whose common stock is traded on the New York Stock Exchange.  RJF and its subsidiaries provide a wide range of financial services to retail and institutional clients.

Eagle, located at 880 Carillon Parkway, St. Petersburg, FL 33716, is a Florida corporation which is registered with the SEC as an investment adviser under the Advisers Act.  Eagle is a direct, wholly-owned subsidiary of Carillon Tower.

ClariVest, located at 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130, is a Delaware limited liability company which is registered with the SEC as an investment adviser under the Advisers Act. ClariVest is a direct, wholly-owned subsidiary of Eagle.

Carillon Fund Distributors, Inc. (“Distributor”), a subsidiary of Eagle, serves as the distributor of the Funds.  The Distributor’s address is 880 Carillon Parkway, St Petersburg, FL 33716.

At a meeting held on November 16, 2018, the Board of the Trust, including the Trustees who are not “interested persons” of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) (“Independent Trustees”), considered and unanimously approved the New Sub-Advisory Agreements. Each New Sub-Advisory Agreement is identical to the corresponding Prior Sub-Advisory Agreement, other than with respect to the effective date and the term. A discussion of the basis for the Board’s approval of each New Sub-Advisory Agreement is included below under the heading “Board Considerations.”

For investment management services, each Fund pays Carillon Tower a management fee and Carillon Tower, in turn, pays a subadvisory fee to ClariVest. The appointment of ClariVest under the terms of the New Sub-Advisory Agreements did not result in a change to the management fee paid by each Fund to Carillon Tower.

The Prior Sub-Advisory Agreements each were dated November 17, 2017, and each Prior Sub-Advisory Agreement was last approved by the relevant Fund’s sole initial shareholder on that same date.  On February 16, 2018, the Board approved an amendment to the Prior Sub-Advisory Agreement for the Capital Appreciation Fund that increased the subadvisory fees payable to ClariVest by Carillon Tower.  The amendment eliminated the investment advisory fee previously retained by Carillon Tower and thus resulted in no change (increase or decrease) in the total, aggregate amount of investment advisory fees paid by the Capital Appreciation Fund to Carillon Tower.  The following table shows the management fees paid by each Fund to Carillon Tower pursuant to the Management Agreement between Carillon Tower and the Trust and the sub-advisory fees paid by Carillon Tower to ClariVest with respect to each Fund pursuant to the Prior Sub-Advisory Agreements during the fiscal year ended October 31, 2018.

Carillon ClariVest Capital Appreciation Fund

Management Fee Paid to the Adviser	$2,755,834

Management Fees Paid to the Adviser - Gross as a % of Average Net Assets of the Fund	0.60%

Management Fees Paid to the Adviser - Net as a % of Average Net Assets of the Fund	0.47%

Subadvisory Fees Paid by the Adviser to the Subadviser	$2,686,392

Subadvisory Fees Paid by the Adviser to the Subadviser - Gross as a % of Average Net Assets of the Fund	0.59%

Subadvisory Fees Paid by the Adviser to the Subadviser - Net as a % of Average Net Assets of the Fund	0.47%

Carillon ClariVest International Stock Fund

Management Fee Paid to the Adviser	$139,531

Management Fees Paid to the Adviser - Gross as a % of Average Net Assets of the Fund	0.70%

Management Fees Paid to the Adviser - Net as a % of Average Net Assets of the Fund	0.00%

Subadvisory Fees Paid by the Adviser to the Subadviser	$139,531

Subadvisory Fees Paid by the Adviser to the Subadviser - Gross as a % of Average Net Assets of the Fund	0.70%

Subadvisory Fees Paid by the Adviser to the Subadviser - Net as a % of Average Net Assets of the Fund	0.70%

INFORMATION REGARDING CLARIVEST

The following provides additional information about ClariVest.

ClariVest is a registered investment adviser providing asset management services since 2006. As of December 31, 2018, ClariVest managed approximately $6.4 billion in total assets.

The following table provides the name and principal occupation of the directors and/or principal executive officers of ClariVest. The address of each individual is 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130.

Name	Principal Occupation
Stacey Nutt	Senior Adviser
Tiffany Ayres	President, and CCO
Jeff Jacobson	CFO
David Pavan	PM
David Vaughn	Co-CIO
Todd Wolter	Co-CIO
J. Cooper Abbott	Director
Courtland W. James	Director
Eric Wilwant	Director
Aaron Ochstein	Director

J. Cooper Abbott, a Trustee of the Trust, also serves as a director of ClariVest.  No other officer or Trustee of the Trust is an officer, employee, director, or shareholder of ClariVest.

Information with respect to the advisory fees charged by ClariVest to comparable funds subject to the 1940 Act that it sub-advises is provided in Appendix A to this Information Statement.

Information Regarding the New Sub-Advisory Agreements

The terms of each New Sub-Advisory Agreement are identical to those of the Previous Sub-Advisory Agreement, except for the effective date and term of the New Sub-Advisory Agreements. Each Fund’s investment objective, investment strategies, and risks did not change as a result of the change in control of ClariVest or the approval of the New Sub-Advisory Agreement.

Pursuant to the New Sub-Advisory Agreements, ClariVest has been delegated responsibility for the day-to-day management of the assets of the Funds allocated to the Subadviser, which currently is 100% of each Fund’s net assets. The New Sub-Advisory Agreements provide in substance that, subject to the control and supervision of the Board of the Trust and Carillon Tower, ClariVest will make investment decisions and place all orders for the purchase and sale of portfolio securities. The New Sub-Advisory Agreements provide that ClariVest will place orders either directly with the issuer or through brokers and that, in connection with the selection of brokers and the placement of orders for the purchase and sale of portfolio investments for each Fund, ClariVest will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent ClariVest may be permitted to pay higher brokerage commissions for brokerage and research services.

Each New Sub-Advisory Agreement is dated April 1, 2019 and will continue in effect for an initial two year term.  Thereafter, each New Sub-Agreement will continue in effect only if it is approved annually by (i) the Board of the Trust or the shareholders of the relevant Fund by the affirmative vote of a majority of the outstanding shares of such Fund, and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreements are subject to termination, without penalty, with respect to each Fund, by the Trust upon a vote of a majority of the (i) Independent Trustees, or (ii) outstanding voting shares of the applicable Fund, by providing not more than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to Carillon Tower and ClariVest.  Carillon Tower may at any time terminate a New Sub-Advisory Agreement by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to ClariVest, and ClariVest may at any time terminate a New Sub-Advisory Agreement by not less than 90 days’ written notice delivered or mailed by registered mail, postage prepaid, to Carillon Tower. Each New Sub-Advisory Agreement also terminates automatically and immediately with respect to a Fund if it is assigned.

With respect to the Capital Appreciation Fund, the New Sub-Advisory Agreement provides that Carillon Tower pays ClariVest an investment subadvisory fee rate of 0.60% with respect to average daily net assets up to and including $1 billion and 0.55% with respect to average daily net assets over $1 billion.  With respect to the International Stock Fund, the New Sub-Advisory Agreement provides that Carillon Tower pays ClariVest an investment subadvisory fee rate of 0.70% of average daily net assets.  As stated above, for investment management services, each Fund pays Carillon Tower a management fee and Carillon Tower, in turn, pays a subadvisory fee to ClariVest. The management fee rate payable by each Fund to Carillon Tower under the Investment Advisory Agreement between the Trust and Carillon Tower with respect to each Fund is the same as the investment sub-advisory fee rate payable by Carillon Tower to ClariVest under the New Sub-Advisory Agreements with respect to each Fund.  The appointment of ClariVest under the terms of the New Sub-Advisory Agreements did not result in a change to the management fee paid by each Fund to Carillon Tower.

BOARD CONSIDERATIONS

At a meeting held on November 16, 2018, the Board of the Trust, including the Independent Trustees, considered the approval of the New Sub-Advisory Agreements.  The Board was advised that ClariVest was expected to undergo a change of control in early 2019 as a result of an increase in Eagle’s ownership interest in ClariVest from 45% to 100%.  The Board was further advised that the change of control would result in an assignment and the automatic termination of the Prior Sub-Advisory Agreements.
Prior to the meeting, information was provided to the Board regarding the change of control and the New Sub-Advisory Agreements.  The Board considered that it had received and reviewed information from Carillon and ClariVest at a meeting held on August 17, 2018, in connection with the review of the Prior Sub-Advisory Agreements.  The Board considered Carillon’s representation that, other than certain internal management changes at ClariVest associated with the change of control, there would be no material changes to the information regarding ClariVest that the Board reviewed at its August 2018 meeting and no information would be materially different with respect to the Funds as a result of the change of control.  In connection with its consideration of the New Sub-Advisory Agreements, the Board considered that: (i) ClariVest’s principal business activities would not be affected by the change of control; (ii) each New Sub-Advisory Agreements would contain the same terms and conditions as the corresponding Prior Sub-Advisory Agreement; and (iii) the services provided by ClariVest to the Funds and the fee rates paid by Carillon to ClariVest with respect to the Funds would remain unchanged.  The Board also considered that it was expected that the individuals who currently provide portfolio management services to the Funds would remain the same after the change of control, except that ClariVest’s Chief Executive Officer and Chief Investment Officer, who currently serves on each Fund’s portfolio management team, would assume the position of Senior Adviser at ClariVest and may no longer serve as a portfolio manager of the Funds.
Based on the foregoing considerations, the Board, including a majority of the Independent Trustees concluded that the approval of each New Sub-Advisory Agreement was in the best interests of the relevant Fund and approved the New Sub-Advisory Agreements.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Portfolio Transactions

To the extent permitted by law and in accordance with procedures established by the Board of the Trust, each Fund may engage in brokerage transactions with brokers that are affiliates of Carillon Tower or ClariVest, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of Carillon Tower or ClariVest.  For the fiscal year ended October 31, 2018, neither the Capital Appreciation Fund nor the International Stock Fund paid brokerage commissions to an affiliated broker.

Control Persons and Principal Holders

Control Persons are those beneficial owners who may have the power to exercise a controlling influence over the management or policies of a company as a result of their ownership of more than 25% of the voting securities of the company. Listed below are shareholders who owned of record or were known by the funds to own beneficially 5% or more of the outstanding shares of a class of the following funds as of April 30, 2019.

Carillon ClariVest Capital Appreciation Fund

Class	Name & Address	Percent Owned

Class A	RAYMOND JAMES OMNIBUS FOR	48.34%
	MUTUAL FUNDS HOUSE ACCOUNT
	880 CARILLON PARKWAY
	ST PETERSBURG FL 33716-1100

	CHARLES SCHWAB & CO INC	5.20%
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

Class C	RAYMOND JAMES OMNIBUS FOR	54.55%
	MUTUAL FUNDS HOUSE ACCOUNT
	880 CARILLON PARKWAY
	ST PETERSBURG FL 33716-1100

	WELLS FARGO CLEARING SERVICES LLC	7.89%
	2801 MARKET ST
	ST LOUIS MO 63103-2523

Class I	PERSHING LLC	27.20%
	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002

	RBC CAPITAL MARKETS LLC	19.61%
	ATTN MUTUAL FUNDS OPS MANAGER
	60 S 6TH ST # P08
	MINNEAPOLIS MN 55402-4413

	VALLEE & CO FBO FCB	18.71%
	C/O RELIANCE TRUST CO WI
	480 PILGRIM WAY - SUITE 1000
	GREEN BAY WI 54304-5280

	MITRA & CO FBO FCB	11.51%
	C/O RELIANCE TRUST CO WI
	480 PILGRIM WAY - SUITE 1000
	GREEN BAY WI 54304-5280

Class	Name & Address	Percent Owned

	RAYMOND JAMES OMNIBUS FOR	9.27%
	MUTUAL FUNDS HOUSE ACCOUNT
	880 CARILLON PARKWAY
	ST PETERSBURG FL 33716-1100

Class Y	CARILLON TOWER ADVISERS INC	100.00%
	880 CARILLON PKWY
	SAINT PETERSBURG FL 33716-1102

Class R-3	DCGT AS TTEE AND/OR CUST	32.11%
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS ATTN NPIO TRADE DESK
	711 HIGH ST
	DES MOINES IA 50392-0001

	STAUFFER MD PA 401(K) PROFIT	22.28%
	FBO STAUFFER MD PA
	TAMPA FL 33609

	FIIOC
	FBO ABINGTON RELDAN METALS LLC 401K PS PLAN	12.06%
	100 MAGELLAN WAY
	COVINGTON KY 41015-1987

	MID ATLANTIC TRUST COMPANY FBO	6.84%
	BIG TRUCK RENTAL LLC
	1251 WATERFRONT PLACE, SUITE 525
	PITTSBURGH PA 15222-4228

Class R-5	RELIANCE TRUST CO	57.60%
	TTEE ADP ACCESS LARGE MARKET 401K
	1100 ABERNATHY RD
	ATLANTA GA 30328-5620

	SAXON & CO	30.42%
	FBO OMNIBUS ACCOUNT VICA
	PO BOX 94597
	CLEVELAND OH 44101-4597

	NATIONWIDE TRUST COMPANY FSB	11.67%
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

Class R-6	DCGT AS TTEE AND/OR CUST	99.39%
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS ATTN NPIO TRADE DESK
	711 HIGH ST
	DES MOINES IA 50392-0001

Carillon ClariVest International Stock Fund

Class	Name & Address	Percent Owned

Class A	RAYMOND JAMES OMNIBUS FOR	73.79%
	MUTUAL FUNDS HOUSE ACCOUNT
	880 CARILLON PARKWAY
	ST PETERSBURG FL 33716-1100

	CHARLES SCHWAB & CO INC	8.08%
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

Class C	RAYMOND JAMES OMNIBUS FOR	71.99%
	MUTUAL FUNDS HOUSE ACCOUNT
	880 CARILLON PARKWAY
	ST PETERSBURG FL 33716-1100

	RBC CAPITAL MARKETS LLC	6.07%
	ATTN MUTUAL FUNDS OPS MANAGER
	60 S 6TH ST # P08
	MINNEAPOLIS MN 55402-4413

Class I	RAYMOND JAMES OMNIBUS FOR	73.54%
	MUTUAL FUNDS HOUSE ACCOUNT
	880 CARILLON PARKWAY
	ST PETERSBURG FL 33716-1100

	CHARLES SCHWAB & CO INC	7.18%
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

Class Y	PERSHING LLC	71.71%
	PO BOX 2052
	JERSEY CITY, NJ 07303-2052

	CARILLON TOWER ADVISERS INC	28.29%
	880 CARILLON PKWY
	SAINT PETERSBURG FL 33716-1102

Class R-3	GREAT-WEST TRUST COMPANY	89.09%
	FBO EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	STATE STREET BANK & TRUST CO	10.55%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST
	BOSTON MA 02111-2900

Class R-5	CARILLON TOWER ADVISERS INC	100.00%
	880 CARILLON PKWY
	ST PETERSBURG FL 33716

Class	Name & Address	Percent Owned

Class R-6	STATE STREET BANK & TRUST CO	52.17%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST
	BOSTON MA 02111-2900

	FIIOC	45.33%
	FBO ZIGGITY SYSTEMS INC 401K SAVINGS
	AND INVESTMENT PLAN
	200 MAGELLAN WAY (KWIC)
	COVINGTON KY 41015-1989

As of April 30, 2019, the Trustees and officers, as a group, owned less than 1% of each class of shares of each Fund.

Outstanding Shares as of April 30, 2019

Capital Appreciation Fund	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Outstanding Shares	4,257,480.412	583,858.040	6,836,332.678	256.328	27,331.015	167,331.330	988,267.345
Dollar Value	$179,006,921.41	$17,061,965.72	$302,881,903.37	$11,346.83	$1,098,306.48	$7,389,248.69	$43,413,313.93

International Stock Fund	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Outstanding Shares	253,089.225	128,837.403	353,334.169	1,968.404	54,217.358	202.847	8,154.856
Dollar Value	$4,351,945.69	$2,181,161.60	$6,061,433.75	$33,608.25	$922,376.77	$3,483.44	$140,247.77

Document Delivery. Please note that only one annual report or information statement may be delivered to two or more shareholders of each Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or information statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact each Fund at P.O. Box 23572, St. Petersburg, FL 33742, by calling 1-800-421-4184.

APPENDIX A

The chart below provides information regarding the sub-advisory fees charged by ClariVest to funds comparable to the Capital Appreciation Fund that are subject to the 1940 Act that it sub-advises.

Comparable Fund	Comparable Fund Assets as of March 31, 2019	Comparable Fund Advisory Fee Rate[1]
Fidelity Strategic Advisers Growth Fund	$10,443.24M2	0.37% on first $100 million 0.31% on next $100 million 0.25% on next $100 million 0.17% in excess of $300 million
Fidelity Strategic Advisers Core Fund	$24,607.47M3	0.37% on first $100 million 0.31% on next $100 million 0.25% on next $100 million 0.17% in excess of $300 million

1 There are no waivers/reductions.
2 ClariVest manages a sleeve of the fund.  As of March 31, 2019, the sleeve managed by ClariVest had assets under management of $2.47M.
3 ClariVest manages a sleeve of the fund.  As of March 31, 2019, the sleeve managed by ClariVest had assets under management of $243.6M.

The chart below provides information regarding the sub-advisory fees charged by ClariVest to funds comparable to the International Stock Fund that are subject to the 1940 Act that it sub-advises.

Comparable Fund	Comparable Fund Assets as of March 31, 2019	Comparable Fund Advisory Fee Rate[1]
Transamerica International Stock Fund	$1.88M	0.25% up to $500 million 0.23% over $500 million to $1 billion 0.22% over $1 billion to $2 billion 0.21% over $2 billion to $3 billion 0.20% in excess of $3 billion

1 There are no waivers/reductions.

Carillon ClariVest Capital Appreciation Fund
  Carillon ClariVest International Stock Fund

Each a Series of

Carillon Series Trust

880 Carillon Parkway
St. Petersburg, FL 33716 800-421-4184

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

May 22, 2019
This communication presents only an overview of the more complete Information Statement that is available to you on the Internet or by mail relating to Carillon ClariVest Capital Appreciation Fund (“Capital Appreciation Fund”) and Carillon ClariVest International Stock Fund (“International Stock Fund”), each a series of Carillon Series Trust (“Trust”).  We encourage you to access and review all of the important information contained in the Information Statement.

At a meeting held on November 16, 2018, the Board of Trustees (“Board”) of the Trust approved new investment sub-advisory agreements (each, a “New Sub-Advisory Agreement” and, collectively, the “New Sub-Advisory Agreements”) between Carillon Tower Advisers, Inc. (“Carillon Tower” or “Adviser”) and ClariVest Asset Management LLC (“ClariVest”), with respect to the Capital Appreciation Fund and the International Stock Fund. The New Sub-Advisory Agreements became effective on April 1, 2019, upon a change in control of ClariVest  that resulted when Eagle Asset Management, Inc. (“Eagle”), a wholly owned subsidiary of Carillon Tower, increased its ownership interest in ClariVest from 45% to 100%.The change of control resulted in an assignment and the automatic termination of the previous investment sub-advisory agreements between Carillon Tower and ClariVest with respect to each Fund (each, a “Prior Sub-Advisory Agreement” and collectively, the “Prior Sub-Advisory Agreements”).

Carillon Tower serves as each Fund’s investment adviser and administrator and ClariVest serves as each Fund’s investment sub-adviser.  Each New Sub-Advisory Agreement is identical to the corresponding Prior Sub-Advisory Agreement, other than with respect to the effective date and term.  The services provided by ClariVest to the Funds and the fee rates paid by Carillon to ClariVest with respect to each Fund under the New Sub-Advisory Agreements have remained unchanged.  Additionally, the individuals who currently provide portfolio management services to the Funds are the same individuals who provided portfolio management services to the Funds prior to the change of control, except that ClariVest’s former Chief Executive Officer and Chief Investment Officer, who previously served on each Fund’s portfolio management team, has assumed the position of Senior Adviser at ClariVest since the change of control and no longer serves as a portfolio manager of the Funds.  ClariVest’s principal business activities were not affected by the change of control.

This Notice of Internet Availability of the Information Statement (“Notice”) is being furnished by the Board of the Trust in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (“SEC Order”).  Pursuant to the SEC Order, Carillon is permitted, subject to certain conditions, to enter into new or modified investment sub-advisory agreements with existing or new investment sub-advisers, which are either wholly owned by Carillon or Raymond James Financial, Inc. (“RJF”), or not affiliated with Carillon, without the approval of Fund shareholders, but subject to approval by the Board.  The conditions set forth in the SEC Order require, among other things, that shareholders be notified of the appointment of a new investment sub-adviser within 90 days of the effective date of the investment sub-adviser’ appointment.  Therefore, We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

Additional information about Carillon Tower, ClariVest, the New Investment Sub-Advisory Agreements, and the Board’s approval of the New Investment Sub-Advisory Agreements is contained in the Information Statement.

This Notice is being mailed on or about May 22, 2019 to the Funds’ shareholders of record as of April 1, 2019 (“Record Date”).  The Funds will bear the expenses incurred in connection with preparing and delivering this notification.  By sending this Notice, the Funds and the Trust are notifying you that they are making the Information Statement available to you online in lieu of mailing or sending you an email with a copy.  You may print and view the full Information Statement and the Fund’s most recent annual and semi-annual reports to shareholders on the Internet at www.carillontower.com.  The Information Statement will be available on the website for at least 90 days after the date of this Notice. A paper or email copy of the Information Statement and/or each Fund’s Prospectus or Statement of Additional Information, or its most recent Annual Report or Semi-Annual Report, may be obtained free of charge, by writing to P.O. Box 23572, St. Petersburg, FL 33742, by calling 1-800-421-4184, by visiting www.carillontower.com or by e-mail at CTA-LiteratureRequests@CarillonTower.com. If you would like to receive a paper or e-mail copy of the full Information Statement, you must request one by April 1, 2020 If you have any questions about this Notice, please contact your financial advisor (if applicable) or contact the Funds at the phone number provided above.

If you invest in the Fund through a financial institution and you share an address with other Fund shareholders, you will be delivered a single copy of this Notice, unless you have instructed your financial institution to deliver separate copies.  If you receive a single copy of this Notice and wish to request additional copies, please call 1-800-421-4184.  If you wish to receive separate copies of future mailings from your financial institution, please contact the financial institution through which you invest.